Income Taxes	12 Months Ended
Dec. 31, 2012
Income Tax Disclosure [Abstract]
Income Taxes

Note 9. Income Taxes

The provision for income taxes for the years ended December 31, 2012, 2011 and 2010 differs from the approximate amount of income tax benefit determined by applying the U.S. federal income tax rate to pre-tax loss, due to the following:

	For the Year Ended December 31, 2012		For the Year Ended December 31, 2011		For the Year Ended December 31, 2010
	Amount	% of Pretax Loss	Amount	% of Pretax Loss	Amount	% of Pretax Loss
Income tax benefit at federal statutory rate	$(2,333,000)	35.0%	$(6,960,000)	35.0%	$(2,943,000)	35.0%
State tax provision, net of federal tax benefit	(661,000)	9.5%	(604,000)	3.0%	(437,000)	5.2%
Tax credits	(82,000)	1.1%	(57,000)	0.3%	(26,000)	0.3%
Stock option permanent differences	85,000	-1.2%	43,000	-0.2%	33,000	-0.4%
Derivative warrant permanent differences	(1,926,000)	26.0%	3,636,000	-18.2%	16,000	-0.2%
Change in valuation allowance	4,858,000	-70.2%	5,320,000	-26.8%	2,543,000	-30.3%
Change in uncertain tax positions	—	0.0%	(1,395,000)	7.0%	1,003,000	-11.9%
Other	59,000	-0.2%	17,000	-0.1%	(189,000)	2.3%

Provision for income taxes	$—	0.0%	$—	0.0%	$—	0.0%

Approximate deferred taxes consist of the following components as of December 31, 2012 and 2011:

	2012	2011
Deferred tax assets:
Net operating loss carryforwards	$15,134,000	$10,575,000
Accruals and reserves	486,000	568,000
Non-qualified stock options	844,000	575,000
Research and development tax credits	477,000	395,000
Derivative warrant liability	26,000	26,000
Other	7,000	9,000

Total deferred tax assets	16,974,000	12,148,000
Less valuation allowance	(16,947,000)	(12,089,000)

Net deferred tax assets	27,000	59,000
Deferred tax liabilities
Fixed assets	(27,000)	(59,000)

Net deferred taxes	$—	$—

Due to a history of losses we have generated since inception, we believe it is more-likely-than-not that all of the deferred tax assets will not be realized as of December 31, 2012 and 2011. Therefore, we have recorded a full valuation allowance on our deferred tax assets. We have net operating loss carryforwards for federal income tax purposes of approximately $38,000,000 as of December 31, 2012. The net operating loss carryforwards will begin to expire in 2027. Utilization of these carryforwards is subject to limitations due to ownership changes that may delay the utilization of a portion of the carryforwards.

In January 2013, the Company received approval from the State of New Jersey to sell $8,018,107 of gross state NOL carryforwards and executed a sale of such carryforwards, resulting in the receipt of $663,900. The Company transferred the NOL carryforwards through the Technology Business Tax Certificate Transfer Program sponsored by the New Jersey Economic Development Authority. The amount of cash received from this sale will be recognized in the first quarter of 2013.

Uncertain Tax Positions: At December 31, 2012 and 2011 we had no uncertain tax positions. The aggregate changes in the balance of unrecognized tax benefits were as follows:

	2012	2011
Balance, beginning of year	$—	$1,395,000
Changes in expected tax position	—	(1,395,000)

Balance, end of year	$—	$—

During 2011, we changed a tax position that was expected to be taken on future tax returns related to stock-based compensation to non-employees which reduced our unrecognized tax benefits to zero at December 31, 2011. Therefore, at December 31, 2012 and 2011 we had no uncertain tax positions.